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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (Date of earliest event reported):
                               October 7, 2002

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                      SELIGMAN NEW TECHNOLOGIES FUND, INC.
             (Exact name of Registrant as specified in its charter)

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                                    Maryland
                            (State of Incorporation)

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                  Investment Company Act File Number: 811-00831
                            (Commission File Number)

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                                   13-4064344
                      (I.R.S. Employer Identification No.)

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                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

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                                 (212) 850-1864
                         (Registrant's telephone number,
                              including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Fund Performance and Portfolio Data as of September 30, 2002 for Seligman New Technologies Fund, Inc.

ITEM 9. REGULATION FD DISCLOSURE.

Registrant is furnishing as Exhibit 99.1 the attached Fund Performance and Portfolio Data as of September 30, 2002 for the Seligman New Technologies Fund, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 7th day of October, 2002.


                                      SELIGMAN NEW TECHNOLOGIES FUND, INC.


                                      By:/s/Brian T. Zino
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                                         Brian T. Zino
                                         President

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